Exhibit 10.26

SCHEDULE OF GOLD LEASE AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO THE GOLD LEASE AGREEMENT FILED AS

EXHIBIT 10.24 TO THIS ANNUAL REPORT ON FORM 10-K,

PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

In accordance with the instructions to Item 601 of Regulation S-K, Kingold Jewelry, Inc. has omitted filing four Gold Lease Agreements as exhibits to this Annual Report on Form 10-K because they are substantially identical in all material respects to the Gold Lease Agreement filed as Exhibit 10.24. The lessor under each Gold Lease Agreement is Shanghai Pudong Development Bank Ltd., Wuhan Branch, the lessee is Wuhan Kingold Jewelry Company Limited and the kind of gold is Au99.99. Each Gold Lease Agreement is signed according to the Gold Lease Framework Agreement signed on July 9, 2014.

The following chart sets forth the material details in which such Gold Lease Agreements differ from the Gold Lease Agreement filed as Exhibit 10.24:

1.	Signing Date	2015/7/20	2015/7/20	2015/8/26	2015/8/26	2015/9/1
2.	Weight (KG)	150	160	235	95	80
3.	Settlement price (yuan/g)	229.6	229.6	237.3	237	233.87
4.	Lease gold market price (Yuan)	34,440,000	36,736,000	55,765,500	22,515,000	18,709,600
5.	Lease rate (%/Year)	6%	6%	2.8%	2.8%	3.8%
6.	Lease term	2015/7/20 – 2016/5/20	2015/7/20 - 2016/6/10	2015/8/26 -2016/8/25	2015/8/26 -2016/7/31	2015/9/1 -2016/8/31
7.	Deposit percentage	/% of lease gold market value	/% of lease gold market value	/% of lease gold market value	/% of lease gold market value	106.89% of lease gold market value